UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 8, 2009 (October 7, 2009)

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1515 Broadway, 11th Floor
New York, NY 10036

(Address of principal executive offices)

+86 10 82525361
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 7, 2009, the board of directors of China Advanced Construction Materials Group, Inc. (the “Company”) adopted a code of ethics that applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics is filed as Exhibit 14 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
No.

14.1	Code of Ethics

I

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

/s/ Xianfu Han
Xianfu Han
Chief Executive Officer

Dated: October 8, 2009